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                                                                   EXHIBIT 10.13

                          AMENDMENT NO. 2 AND WAIVER

This Amendment No. 2 and Waiver dated as of October 9, 1997 (this "Amendment") to that certain Credit Agreement dated as of May 9, 1997 (as amended by that certain Amendment No. 1 dated as of June 17, 1997 and from time to time, including pursuant to this Amendment, the "Credit Agreement") among Colorado Prime Corporation, a Delaware corporation, each institution identified as a Lender on the signature pages hereto, IBJ Schroder Bank & Trust Company, as the Monitoring Agent and the Disbursing Agent, and Dresdner Bank AG, New York and Grand Cayman Branches, as the Administrative Agent and the Collateral Agent for itself and the other Lenders. All capitalized terms used herein but not defined herein shall have the meanings given such terms in the Credit Agreement, and the provisions of Section 1.2 of the Credit Agreement shall apply hereto as if fully set forth herein.

                                   RECITALS

WHEREAS, the parties to the Credit Agreement wish to make certain amendments to, and waive certain breaches of, the Credit Agreement;

                             AMENDMENT AND WAIVER

1. The Lenders and the Agents hereby waive the breach of the representation and warranty contained in Section 6.16(b)(3)(ii) of the Credit Agreement caused by the existence of the one underground storage tank at the Farmingdale, New York facility. Provided that, on and after October 10, 1997, such underground storage tank shall be and shall continue to be in compliance with (i) all Environmental Laws and (ii) all of the terms and provisions of the Credit Agreement with the exception of Section 6.16(b)(3)(ii), the existence of such underground storage tank shall not be deemed to be a continuing breach of such provision.

2. The Lenders and the Agents hereby waive the breaches of the negative covenant contained in Section 8.10 of the Credit Agreement which have occurred on or prior to the date hereof and disclosed to the Lenders and the Agents (specifically, that Borrower retained up to $813,633 of excess cash in violation of Section 8.10). The Lenders and the Agents expressly reserve all of their rights under the Credit Agreement with respect to any future breaches of Section
8.10 of the Credit Agreement.

3. The Disclosure Schedule is hereby amended by deleting Section 4.7 of the Disclosure Schedule in its entirety and inserting in its place Exhibit "A" attached hereto as Section 4.7 of the Disclosure Schedule.

4. The Lenders and the Agents hereby waive the Event of Default caused by Borrower's failure to comply with Section 9.1(e) of the Credit Agreement. Provided that all of the terms
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and provisions of Section 9.1(e) are complied with no later than October 31,
1997 (the "Dissolution Default Date"), no Event of Default shall be deemed to have occurred with respect to Section 9.1(e) from the date hereof until the Dissolution Default Date. The Lenders and the Agents expressly reserve all of their rights to declare an Event of Default under the Credit Agreement in the event that Borrower fails to comply with the terms and provisions of Section 9.1(e) on or prior to the Dissolution Default Date.

5. Except as expressly modified by this Amendment, all of the terms and provisions of the Credit Agreement remain unmodified and in full force and effect.

                       [SIGNATURES FOLLOW ON NEXT PAGE]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and
Waiver to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


BORROWER:


COLORADO PRIME CORPORATION,
a Delaware corporation

By:____________________
Title:_________________


THE AGENTS:


DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as the Administrative Agent and the Collateral Agent


By:___________________


By:___________________


IBJ SCHRODER BANK & TRUST COMPANY,
as the Monitoring Agent and the Disbursing Agent


By:____________________


By:____________________
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LENDERS:


DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


By:___________________


By:___________________


BANKBOSTON, N.A.,
as a Lender


By:___________________


By:___________________


BANK LEUMI TRUST COMPANY OF NEW YORK,
as a Lender


By:____________________


By:_____________________
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                                  EXHIBIT "A"

                    Section 4.7 of the Disclosure Schedule

      Borrower may establish an account (the "Consultant Fee Account") in the name of Parent with any institution that is a Lender as of September 15, 1997, provided that: (i) the Consultant Fee Account is used solely to pay the sum of $35,000 per year to the extent legally owed (the "Consultant Fee") to Bill Dordelman ("Mr. Dordelman") in his capacity as an independent consultant to Parent pursuant to the written agreement which has been furnished to the Administrative Agent or another written agreement with terms substantially similar thereto; (ii) the Consultant Fee Account shall at no time have a balance of more than $35,000; (iii) there shall be no funds disbursed to the Consultant Fee Account by Borrower, Parent or any other Credit Party until such time as the Consultant Fee is due and payable to Mr. Dordelman; and (iv) such funds shall be paid promptly to Mr. Dordelman as payment of the Consultant Fee only. The funds for the Consultant Fee Account shall be made available by either (a) a dividend from Borrower to Parent, (b) a loan from Borrower to Parent, or (c) any other mechanism permitted by applicable law and reasonably satisfactory to the Administrative Agent. Borrower shall furnish to the Administrative Agent documentation reasonably satisfactory to the Administrative Agent evidencing each such dividend, loan, or other mechanism, as applicable, promptly after the execution thereof. If Borrower elects to make a loan to Parent to fund the Consultant Fee Account, such loan shall be evidenced by a promissory note reasonably satisfactory to the Collateral Agent, which shall be pledged to the Collateral Agent pursuant to the terms of the Borrower Pledge Agreement.